Exhibit 10.4
***** Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [*****]. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

SECOND AMENDMENT TO MASTER LEASE AGREEMENT

This Second Amendment to Master Lease Agreement (this “Amendment”) is made and entered into by and between SEARS, ROEBUCK AND CO., a New York corporation, as the landlord (“Landlord”), and LANDS’ END, INC., a Delaware corporation, as the tenant (“Tenant”), to be effective on February 1, 2018 (the “Effective Date”).

W I T N E S S E T H

WHEREAS, Landlord and Tenant previously entered into that certain Master Lease Agreement dated as of April 4, 2014, but effective as of February 1, 2014, as amended (the “Lease”).

WHEREAS, Landlord and Tenant desire to amend the terms of the Lease as set forth herein.

NOW, THEREFORE, pursuant to the foregoing, and in consideration of the mutual covenants and agreements contained in the Lease and herein, the Lease, as of the Effective Date of this Amendment, is hereby modified and amended as set out below:

1.Defined Terms. All capitalized terms used herein shall have the same meaning as defined in the Lease, unless otherwise defined in this Amendment.

2.Recitals. The Recitals of the Lease are hereby deleted and replaced with:

“Landlord desires to lease to Tenant, and Tenant desires to lease from Landlord, that certain premises within a building, which building location is set forth on Annex A, under the column heading “Store Name” (each, a “Building”), consisting of approximately the rentable square feet opposite each Building location on Annex A under the column describing square feet (“Sq Ft”), (each, a “Leased Premises”), upon the terms and conditions provided herein.”

3.Annex A. Annex A of the Lease is deleted in its entirety and replaced with Annex A attached hereto.

4.Annex C. Annex C of the Lease is deleted in its entirety and replaced with Annex C attached hereto.

5.Miscellaneous. With the exception of those terms and conditions specifically modified and amended herein, the herein referenced Lease shall remain in full force and effect in accordance with all its terms and conditions. In the event of any conflict between the terms and provisions of this Amendment and the terms and provisions of the Lease, the terms and provisions of this Amendment shall supersede and control.

6.Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be deemed an original, and all of such counterparts shall constitute one agreement. To facilitate execution of this Amendment, the parties may execute and exchange facsimile or e-mailed pdf counterparts of the signature pages and such counterparts shall serve as originals.

IN WITNESS WHEREOF, the parties hereto have executed this Amendment on the dates set forth below, to be effective for all purposes, however, as of the Effective Date.

LANDLORD:

SEARS, ROEBUCK AND CO., a New York corporation

By:	/s/ Robert A. Riecker
Name:	Robert A. Riecker
Title:	Chief Financial Officer
Date:	January 31, 2018

TENANT:

LANDS' END, INC., a Delaware corporation

By:	/s/ James F. Gooch
Name:	James F. Gooch
Title:	Chief Operating Officer/ Chief Financial Officer
Date:	January 31, 2018

Annex A to Master Lease Agreement dated April 4, 2014 effective as of February 1, 2018

		% Rent Location [*****] Gross Sales
Store Num	Store Name	Leased/Owned	Sq. Ft.	Rent PSF	Full Year	Monthly	Expiration Date	Feb	Mar	Apr	May	Jun	Jul	Aug	Sep	Oct	Nov	Dec	Jan	Full Year	FY2019
1004	1004 GARDEN CITY	Ground Lease	15,343	[*****]	[*****]	[*****]	1/31/2020	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
1011	1011 GRANDVILLE	Owned	4,621	[*****]	[*****]	[*****]	1/31/2020	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
1012	1012 DES MOINES	Owned	4,841	[*****]	[*****]	[*****]	1/31/2020	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
1013	1013 GLEN BURNIE	Ground Lease	8,050	[*****]	[*****]	[*****]	1/31/2020	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
1022	1022 OMAHA	Owned	4,760	[*****]	[*****]	[*****]	1/31/2020	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
1023	1023 DULLES/LOUDOUN CNTY	Owned	9,535	[*****]	[*****]	[*****]	1/31/2019	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
1029	1029 SPOKANE	Owned	6,049	[*****]	[*****]	[*****]	1/31/2019	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
1033	1033 N ATTLEBORO	Owned	10,327	[*****]	[*****]	[*****]	1/31/2019	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
1043	1043 MERIDEN	Owned	6,910	[*****]	[*****]	[*****]	1/31/2019	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
1044	1044 JERSEY CTY/NEWPORT	Ground Lease	5,411	[*****]	[*****]	[*****]	1/31/2020	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
1048	1048 PASADENA	Ground Lease	7,168	[*****]	[*****]	[*****]	1/31/2020	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
1051	1051 STRONGSVILLE	Owned	5,833	[*****]	[*****]	[*****]	1/31/2019	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
1073	1073 EXTON	Ground Lease	9,039	[*****]	[*****]	[*****]	10/5/2019	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
1074	1074 WALDORF/ST CHARLES	Owned	8,771	[*****]	[*****]	[*****]	1/31/2020	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
1104	1104 MARLBOROUGH	Owned	9,950	[*****]	[*****]	[*****]	1/31/2019	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
1110	1110 PORTAGE	Owned	5,178	[*****]	[*****]	[*****]	1/31/2020	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
1120	1120 COLUMBUS	Owned	8,374	[*****]	[*****]	[*****]	1/31/2020	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
1136	1136 BIRMINGHAM/RIVERCHASE	Owned	4,215	[*****]	[*****]	[*****]	1/31/2020	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
1139	1139 TUKWILA	Ground Lease	7,216	[*****]	[*****]	[*****]	7/31/2018	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
1155	1155 KENNESAW	Owned	8,086	[*****]	[*****]	[*****]	1/31/2019	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
1171	1171 SPRINGFIELD	Owned	4,748	[*****]	[*****]	[*****]	1/31/2020	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
1182	1182 ST PETERS	Owned	8,004	[*****]	[*****]	[*****]	1/31/2019	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]

[*****] Confidential Information has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to this omitted information.

1192	1192 MUSKEGON	Owned	4,261	[*****]	[*****]	[*****]	1/31/2020	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
1210	1210 COLUMBUS/POLARIS	Owned	6,611	[*****]	[*****]	[*****]	1/31/2020	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
1221	1221 COLORADO SPRINGS	Owned	5,076	[*****]	[*****]	[*****]	1/31/2019	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
1224	1224 HARRISBURG	Owned	7,435	[*****]	[*****]	[*****]	1/31/2019	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
1253	1253 PEABODY	Ground Lease	13,313	[*****]	[*****]	[*****]	1/31/2020	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
1263	1263 WATERBURY	Owned	7,176	[*****]	[*****]	[*****]	1/31/2019	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
1271	1271 LITTLETON/DENVER SW	Owned	5,885	[*****]	[*****]	[*****]	1/31/2020	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
1274	1274 RICHMOND/CHESTERFIELD	Ground Lease	7,551	[*****]	[*****]	[*****]	1/31/2020	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
1278	1278 TORRANCE	Ground Lease	7,489	[*****]	[*****]	[*****]	1/31/2020	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
1280	1280 SPRINGDALE	Ground Lease	16,506	[*****]	[*****]	[*****]	7/31/2019	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
1283	1283 BRAINTREE	Ground Lease	8,694	[*****]	[*****]	[*****]	1/31/2020	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
1290	1290 NILES	Owned	7,305	[*****]	[*****]	[*****]	1/31/2019	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
1304	1304 SILVER SPRING	Ground Lease	4,973	[*****]	[*****]	[*****]	1/31/2019	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
1314	1314 NEW BRUNSWICK	Owned	7,107	[*****]	[*****]	[*****]	1/31/2020	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
1333	1333 POUGHKEEPSIE	Ground Lease	5,523	[*****]	[*****]	[*****]	1/31/2019	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
1335	1335 GREENSBORO	Ground Lease	5,856	[*****]	[*****]	[*****]	1/31/2020	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
1337	1337 PLANO	Owned	4,196	[*****]	[*****]	[*****]	1/31/2020	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
1353	1353 DE WITT/SYRACUSE	Owned	8,801	[*****]	[*****]	[*****]	1/31/2020	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
1354	1354 WILLOW GROVE	Owned	8,635	[*****]	[*****]	[*****]	1/31/2019	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
1364	1364 LAKE GROVE	Owned	7,133	[*****]	[*****]	[*****]	1/31/2019	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
1368	1368 CONCORD	Ground Lease	9,947	[*****]	[*****]	[*****]	1/31/2019	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
1374	1374 BEL AIR	Ground Lease	6,517	[*****]	[*****]	[*****]	1/31/2020	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
1375	1375 WINSTON SALEM	Owned	10,406	[*****]	[*****]	[*****]	1/31/2020	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
1404	1404 MASSAPEQUA	Ground Lease	6,997	[*****]	[*****]	[*****]	1/31/2020	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
1443	1443 MANCHESTER	Owned	6,482	[*****]	[*****]	[*****]	1/31/2019	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
1447	1447 FT WORTH	Owned	4,387	[*****]	[*****]	[*****]	1/31/2019	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]

[*****] Confidential Information has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to this omitted information.

1460	1460 LIVONIA	Owned	5,116	[*****]	[*****]	[*****]	1/31/2020	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
1463	1463 BURLINGTON	Ground Lease	7,315	[*****]	[*****]	[*****]	1/31/2020	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
1475	1475 DURHAM	Owned	7,596	[*****]	[*****]	[*****]	1/31/2020	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
1494	1494 MOORESTOWN	Ground Lease	8,126	[*****]	[*****]	[*****]	1/31/2020	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
1504	1504 WILLIAMSVILLE/BUFFALO	Owned	6,946	[*****]	[*****]	[*****]	1/31/2019	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
1570	1570 SCHAUMBURG	Owned	6,552	[*****]	[*****]	[*****]	1/31/2020	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
1595	1595 GREENVILLE	Owned	5,742	[*****]	[*****]	[*****]	1/31/2019	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
1600	1600 INDIANAPOLIS CASTLETON SQ	Owned	15,291	[*****]	[*****]	[*****]	1/31/2020	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
1605	1605 RALEIGH	Owned	7,204	[*****]	[*****]	[*****]	1/31/2019	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
1610	1610 CINCINNATI NORTHGATE	Owned	5,933	[*****]	[*****]	[*****]	1/31/2019	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
1614	1614 LIVINGSTON	Owned	8,270	[*****]	[*****]	[*****]	1/31/2019	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
1620	1620 VERNON HILLS	Owned	7,853	[*****]	[*****]	[*****]	1/31/2019	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
1644	1644 LANCASTER	Ground Lease	8,635	[*****]	[*****]	[*****]	1/31/2020	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
1654	1654 MEDIA	Ground Lease	8,919	[*****]	[*****]	[*****]	1/31/2020	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
1685	1685 DULUTH	Owned	6,545	[*****]	[*****]	[*****]	1/31/2019	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
1690	1690 CHESTERFIELD	Owned	8,489	[*****]	[*****]	[*****]	1/31/2020	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
1710	1710 NO OLMSTED	Owned	8,789	[*****]	[*****]	[*****]	1/31/2020	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
1720	1720 STERLING HTS	Owned	8,167	[*****]	[*****]	[*****]	1/31/2019	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
1722	1722 BLOOMINGTON	Ground Lease	8,564	[*****]	[*****]	[*****]	1/31/2020	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
1730	1730 FLORENCE	Owned	6,338	[*****]	[*****]	[*****]	1/31/2019	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
1734	1734 LAWRENCEVILLE	Owned	10,295	[*****]	[*****]	[*****]	1/31/2020	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
1744	1744 OCEAN	Owned	8,224	[*****]	[*****]	[*****]	1/31/2019	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
1754	1754 GAITHERSBURG	Owned	8,839	[*****]	[*****]	[*****]	1/31/2020	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
1760	1760 NOVI	Owned	8,769	[*****]	[*****]	[*****]	1/31/2019	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
1765	1765 PALM BEACH GARDENS	Ground Lease	6,188	[*****]	[*****]	[*****]	10/31/2018	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
1800	1800 MISHAWAKA	Owned	5,927	[*****]	[*****]	[*****]	1/31/2020	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]

[*****] Confidential Information has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to this omitted information.

1804	1804 BARBOURSVILLE	Owned	8,441	[*****]	[*****]	[*****]	1/31/2019	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
1805	1805 RALEIGH	Owned	7,318	[*****]	[*****]	[*****]	1/31/2019	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
1834	1834 NORTH WALES	Ground Lease	9,819	[*****]	[*****]	[*****]	1/31/2020	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
1853	1853 WILMINGTON	Owned	8,415	[*****]	[*****]	[*****]	1/31/2019	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
1854	1854 PARKVILLE	Owned	7,928	[*****]	[*****]	[*****]	1/31/2020	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
1958	1958 SAN JOSE/OAK RIDGE	Ground Lease	7,547	[*****]	[*****]	[*****]	3/23/2018	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
2027	2027 WASILLA	Ground Lease	7,063	[*****]	[*****]	[*****]	1/31/2019	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
2092	2092 APPLETON	Owned	5,792	[*****]	[*****]	[*****]	1/31/2020	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
2183	2183 SO PORTLAND	Owned	5,564	[*****]	[*****]	[*****]	1/31/2019	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
2309	2309 SILVERDALE	Owned	4,226	[*****]	[*****]	[*****]	1/31/2019	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
2395	2395 MANASSAS	Ground Lease	7,407	[*****]	[*****]	[*****]	6/14/2019	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]

	Total							[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
							Count	85	85	84	84	84	84	83	83	83	82	82	82

							Adjustment 1
							Adjustment 2
							Adjustment 3

							Revised Totals	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]

[*****] Confidential Information has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to this omitted information.

ANNEX C

PERCENTAGE RENT

Commencing on February 1, 2018, with respect to the Leased Premises listed below (the “Contingent Rent Locations”), Tenant shall pay as Rent the greater of (i) the Rent set forth on Annex A or (ii) [*****] of Tenant’s Gross Sales for each applicable location as described on this Annex C. With respect to each Contingent Rent Location, Tenant shall pay to Landlord each month throughout the Term the Rent set forth on Annex A, subject to reconciliation as set forth below.

Contingent Rent Locations:

The locations as indicated on Annex A.

With respect to each Contingent Rent Location, the term “Gross Sales”, shall mean all cash, check, charge account or credit sales of Tenant’s merchandise (excluding sales of gift cards until time of redemption) made in or from the applicable Leased Premises, and sales or service by any sublessee, assignee, concessionaire or licensee in such Leased Premises, as determined in accordance with GAAP, as amended, after deductions for refunds and merchandise returned by customers. No deduction shall be allowed for uncollected or uncollectible credit accounts. Gross Sales shall not include (i) any sums collected and paid out for any sales or excise tax imposed by any duly constituted governmental authority, (ii) the exchange of merchandise between the stores of Tenant, if any, where such exchanges of goods or merchandise are made solely for the convenient operation of the business of Tenant and not for the purpose of consummating a sale which has theretofore been made at, in, from or upon the applicable Leased Premises, and/or for the purpose of depriving Landlord of the benefit of a sale which otherwise would be made at, in, from or upon such Leased Premises, (iii) the amount of returns to shippers or manufacturers, (iv) the amount of any cash or credit refund made upon any sale where the merchandise sold, or some part thereof, is thereafter returned by the customer and accepted by Tenant, (v) receipts from customers for carrying charges or other credit charges, or (vi) the sale of fixtures after their use in the conduct of business in such Leased Premises.

Within thirty (30) days after the close of each fiscal year, Tenant shall, for each Contingent Rent Location, deliver to Landlord a statement of Gross Sales for each such fiscal year showing the Gross Sales made during such fiscal year, certified by a duly qualified officer of Tenant as being true, complete and correct. For any Contingent Rent Location at which the calculation of [*****] of Tenant’s Gross Sales (the “Percentage Rent Payment”) is greater than the amount of Rent which was paid for such location pursuant to Annex A, Tenant’s statement of Gross Sales shall also be accompanied by a payment of the difference between the Percentage Rent Payment and the Rent which was paid pursuant to Annex A.

[*****] Confidential Information has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to this omitted information.